                                                                    Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)       |__|

                             ----------------------

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)

One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)

                             ----------------------

                     KANSAS CITY SOUTHERN INDUSTRIES, INC.
              (Exact name of obligor as specified in its charter)


Delaware                                       44-0663509
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                    THE KANSAS CITY SOUTHERN RAILWAY COMPANY
              (Exact name of obligor as specified in its charter)


Missouri                                       44-6000758
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        Gateway Eastern Railway Company
              (Exact name of obligor as specified in its charter)


Illinois                                       37-1301047
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                        Gateway Western Railway Company
              (Exact name of obligor as specified in its charter)


Illinois                                       46-3681799
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                                 PABTEX GP, LLC
              (Exact name of obligor as specified in its charter)


Texas                                          Applied for
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                                  PABTEX, L.P.
              (Exact name of obligor as specified in its charter)


Delaware                                       43-0909361
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                            SIS Bulk Holdings, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                       Applied for
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                           KCS Transportation Company
              (Exact name of obligor as specified in its charter)


Delaware                                       43-1760453
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                           Mid-South Microwave, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                       43-1422644
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                            Rice-Carden Corporation
              (Exact name of obligor as specified in its charter)


Missouri                                       44-6011041
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                          Southern Development Company
              (Exact name of obligor as specified in its charter)


Missouri                                       44-6005843
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                       Southern Industrial Services, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                       36-3499535
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

                               Trans-Serve, Inc.
              (Exact name of obligor as specified in its charter)


Delaware                                       43-0865086
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)


c/o Kansas City Southern Industries, Inc.,
114 West 11th Street
Kansas City, Missouri                          64105
(Address of principal executive offices)       (Zip code)

                                 _____________

                          9-1/2% Senior Notes due 2008
                      (Title of the indenture securities)

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                                      -3-

1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

    ------------------------------------------------------------------------------
    Name                                       Address
    ------------------------------------------------------------------------------
    Superintendent of Banks of the State of    2 Rector Street, New York,
    New York                                   N.Y. 10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                               N.Y. 10045

    Federal Deposit Insurance Corporation      Washington, D.C. 20429

    New York Clearing House Association        New York, New York 10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 23rd day of January, 2001.


                                  THE BANK OF NEW YORK



                                  By:    /s/ MING SHIANG
                                      --------------------------
                                      Name: MING SHIANG
                                      Title: VICE PRESIDENT

--------------------------------------------------------------------------------
                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                        Dollar Amounts
                                                               In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and
  coin...........................................               $ 4,194,838
 Interest-bearing balances.......................                 4,596,320
Securities:
 Held-to-maturity securities.....................                   837,052
 Available-for-sale securities...................                 4,877,379
Federal funds sold and Securities purchased
 under agreements to resell......................                 3,085,401
Loans and lease financing receivables:
 Loans and leases, net of unearned
  income.........................................                37,707,721
 LESS: Allowance for loan and
  lease losses...................................                   598,990
 LESS: Allocated transfer risk
  reserve........................................                    12,370
 Loans and leases, net of unearned income,
  allowance, and reserve.........................                37,096,361
Trading Assets...................................                10,039,718
Premises and fixed assets (including capitalized
 leases).........................................                   740,743
Other real estate owned..........................                     4,714
Investments in unconsolidated subsidiaries and
 associated companies............................                   178,845
Customers' liability to this bank on acceptances
 outstanding.....................................                   887,442
Intangible assets................................                 1,353,079
Other assets.....................................                 4,982,250
                                                                -----------
Total assets.....................................               $72,874,142
                                                                ===========

LIABILITIES
Deposits:
 In domestic offices.............................               $26,812,643
 Noninterest-bearing.............................                11,206,758
 Interest-bearing................................                15,605,885
 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs.........................                26,338,068
 Noninterest-bearing.............................                   520,061
 Interest-bearing................................                25,818,007
Federal funds purchased and Securities sold
 under agreements to repurchase..................                 1,789,285
Demand notes issued to the U.S.Treasury..........                   100,000
Trading liabilities..............................                 2,440,940
Other borrowed money:
 With remaining maturity of one year or less.....                 1,581,151
 With remaining maturity of more than one year
  through three years............................                         0
 With remaining maturity of more than three years                    31,080
Bank's liability on acceptances executed and
 outstanding.....................................                   889,948
Subordinated notes and debentures................                 1,652,000
Other liabilities................................                 4,914,363
                                                                -----------
Total liabilities................................                66,549,478
                                                                ===========

EQUITY CAPITAL
Common stock.....................................                 1,135,285
Surplus..........................................                   988,327
Undivided profits and capital reserves...........                 4,242,906
Net unrealized holding gains (losses) on
 available-for-sale securities...................                   (11,848)
Accumulated net gains (losses) on cash flow
 hedges..........................................                         0
Cumulative foreign currency translation
 adjustments.....................................                   (30,006)
                                                                -----------
Total equity capital.............................                 6,324,664
                                                                -----------
Total liabilities and equity capital.............               $72,874,142
                                                                ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                          Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi             )
Gerald L. Hassell           )           Directors
Alan R. Griffith            )

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